UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2017

Bar Harbor Bankshares

(Exact name of Registrant as specified in its Charter)

Maine	001-13349	01-0393663
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

PO Box 400 82 Main Street Bar Harbor, Maine	04609-0400
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 288-3314

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	Resignation of Stephen M. Leackfeldt, as Executive Vice President – Retail Banking of Bar Harbor Bank & Trust

On January 24, 2017, Stephen M. Leackfeldt notified Bar Harbor Bankshares (NYSE MKT: BHB) (the “Company”) and its wholly-owned subsidiary, Bar Harbor Bank & Trust (the “Bank”), of his intention to retire as Executive Vice President – Retail Banking and Operations of the Bank, effective March 15, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Bar Harbor Bankshares

Date: January 24, 2017	By:	/s/ Curtis C. Simard
Curtis C. Simard President and Chief Executive Officer